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                         EXCELSIOR INSTITUTIONAL TRUST

                     Supplement dated July 13, 2001 to the
                       Prospectuses dated August 1, 2000



     Effective July 10, 2001, the name of the investment company (the "Trust") was changed from Excelsior Institutional Trust to Excelsior Funds Trust.

     Effective July 13, 2001, the name of the Trust's Value Equity Fund is changed to the Mid Cap Value Fund.